Exhibit 99.1

Sonic Automotive Reports Second Quarter 2024 Financial Results

EchoPark Reported Record Second Quarter Adjusted EBITDA*

The CDK Global Software Outage Is Estimated To Have Reduced Second Quarter GAAP Income Before Taxes By Approximately $30.0 Million, Or $0.64 In GAAP Diluted Earnings Per Share

CHARLOTTE, N.C. – August 5, 2024 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” “we” “us” or “our”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter ended June 30, 2024.

Second Quarter 2024 Financial Summary
•Total revenues of $3.5 billion, down 5% year-over-year; total gross profit of $539.1 million, down 5% year-over-year
•Reported net income of $41.2 million, up 76% year-over-year ($1.18 earnings per diluted share, up 82% year-over-year)
▪Reported net income includes the pre-tax effects of $11.6 million in excess compensation expense related to the CDK outage, a $3.6 million charge related to hail and storm damage, a $1.4 million impairment charge related to real estate held for sale at previously closed EchoPark Segment stores, and $0.7 million in severance expense, offset partially by a $3.6 million gain related to exit of leases and sale of real estate at previously closed EchoPark Segment stores, net of a $3.6 million tax benefit on the above net charges
▪Excluding these items, adjusted net income* was $51.3 million, down 22% year-over-year ($1.47 adjusted earnings per diluted share*, down 20% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 72.9% (72.9% on a Franchised Dealerships Segment basis, 72.9% on an EchoPark Segment basis, and 73.7% on a Powersports Segment basis)
▪Total adjusted SG&A expenses as a percentage of gross profit* of 70.7% (69.9% on a Franchised Dealerships Segment basis, 77.7% on an EchoPark Segment basis, and 73.7% on a Powersports Segment basis)
•EchoPark Segment revenues of $517.3 million, down 14% year-over-year; record second quarter EchoPark Segment total gross profit of $51.1 million, up 91% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 16,641, down 3% year-over-year
•Reported EchoPark Segment income of $3.9 million and adjusted EchoPark Segment income* of $1.4 million
•EchoPark Segment adjusted EBITDA* of $7.2 million, up 123% year-over-year
•Excluding closed stores, EchoPark Segment adjusted EBITDA* was $9.0 million, a 149% improvement year-over-year
•The CDK Global software outage is estimated to have reduced second quarter GAAP income before taxes by approximately $30.0 million, and net income by approximately $22.2 million, or $0.64 in diluted earnings per share
◦Approximately $11.6 million ($0.25 in diluted earnings per share) of the pre-tax CDK impact was related to excess compensation paid to our teammates as a result of the CDK outage, which is included as a reconciling item in the non-GAAP reconciliation tables below

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “I'm pleased to report that we continued to make great progress in our EchoPark Segment performance in the second quarter, with record second quarter Adjusted EBITDA* that outpaced our previous projections and sets the stage for continued growth in the second half of 2024 and beyond. Overall, the Sonic Automotive team continued to execute at a high level, despite operational challenges in the last 12 days of the second quarter as a result of the previously announced CDK Global (“CDK”) software outage. As of today, Sonic's access to the information systems provided by CDK has been restored, however we experienced operational disruptions throughout July related to the functionality of certain CDK customer lead applications, inventory management applications and related third-party application integrations with CDK. As a result of the business disruption caused by the CDK outage, we estimate our second quarter GAAP income before taxes was negatively impacted by approximately $30 million, or $0.64 in diluted earnings per share.”

Jeff Dyke, President of Sonic Automotive, commented, “Despite the short-term operational challenges associated with the CDK outage, our team remains dedicated to delivering an outstanding guest experience and executing our long-term strategic vision. Throughout the second quarter, we made great progress on our net 300 technician hiring initiative and continued to see improvement in our used vehicle business in both the Franchised Dealerships and EchoPark Segments. Given the used vehicle market's continued improvement, we maintain our guidance for positive quarterly EchoPark Segment adjusted EBITDA* for the remainder of 2024, which is expected to help mitigate the continuing effects of margin normalization in our Franchised Dealerships Segment on consolidated earnings potential.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our diversified cash flow streams continued to benefit our overall financial position in the second quarter, despite operational disruption from the CDK outage. As of June 30, 2024, we had $467 million in cash and floor plan deposits on hand, and approximately $885 million of total liquidity, before considering unencumbered real estate. We continue to maintain a conservative balance sheet approach, with the ability to deploy capital strategically as market conditions evolve.”

Second Quarter 2024 Segment Highlights
The financial measures discussed below are results for the second quarter of 2024 with comparisons made to the second quarter of 2023, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues down 3%; same store gross profit down 9%
•Same store retail new vehicle unit sales volume down 2%; same store retail new vehicle gross profit per unit down 29%, to $3,590
•Same store retail used vehicle unit sales volume up 3%; same store retail used vehicle gross profit per unit down 14%, to $1,524
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 2%; same store customer pay gross profit up 2%; same store warranty gross profit up 13%; same store Fixed Operations gross profit margin up 80 basis points, to 50.4%

•Same store finance and insurance ("F&I") gross profit down 5%; same store F&I gross profit per retail unit of $2,380, down 6%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 59 days’ supply of new vehicle inventory (including in-transit) and 30 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $517.3 million, down 14%; gross profit of $51.1 million, up 91%
◦On a same market basis (which excludes closed stores), revenues were up 10% and gross profit was up 81%
•Retail used vehicle unit sales volume of 16,641, down 3%
◦On a same market basis (which excludes closed stores), retail used vehicle unit sales volume was up 23%
•Reported segment income of $3.9 million, adjusted segment income* of $1.4 million, and adjusted EBITDA* of $7.2 million
•Reported segment income includes $0.9 million income related to closed stores (closed stores represent a $1.9 million loss on an adjusted segment loss* basis and a $1.8 million loss on an adjusted EBITDA* basis)
•Excluding closed stores, reported segment income was $3.0 million, adjusted segment income* was $3.3 million, and adjusted EBITDA* was $9.0 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 38 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Revenues of $39.6 million, down 12%; gross profit of $10.7 million, down 16%
•Segment income of $0.5 million and adjusted EBITDA* of $2.3 million

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.30 per share, payable on October 15, 2024 to all stockholders of record on September 13, 2024.

Second Quarter 2024 Earnings Conference Call
Senior management will hold a conference call today at 10:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Second Quarter 2024 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding the CDK outage, anticipated future EchoPark profitability and anticipated future EchoPark adjusted EBITDA. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the ultimate impact of the CDK outage on the Company, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,552.6	$1,608.2	(3)%	$3,008.4	$3,051.0	(1)%
Fleet new vehicles	26.2	28.3	(7)%	45.8	47.1	(3)%
Total new vehicles	1,578.8	1,636.5	(4)%	3,054.2	3,098.1	(1)%
Used vehicles	1,186.2	1,305.9	(9)%	2,401.8	2,650.8	(9)%
Wholesale vehicles	71.3	91.5	(22)%	148.6	177.0	(16)%
Total vehicles	2,836.3	3,033.9	(7)%	5,604.6	5,925.9	(5)%
Parts, service and collision repair	444.1	443.7	—%	890.8	874.2	2%
Finance, insurance and other, net	172.6	175.3	(2)%	341.6	344.0	(1)%
Total revenues	3,453.0	3,652.9	(5)%	6,837.0	7,144.1	(4)%
Cost of sales:
Retail new vehicles	(1,454.8)	(1,466.8)	1%	(2,814.2)	(2,771.5)	(2)%
Fleet new vehicles	(25.2)	(27.0)	7%	(44.1)	(45.0)	2%
Total new vehicles	(1,480.0)	(1,493.8)	1%	(2,858.3)	(2,816.5)	(1)%
Used vehicles	(1,141.5)	(1,274.4)	10%	(2,310.1)	(2,589.3)	11%
Wholesale vehicles	(71.9)	(92.5)	22%	(149.9)	(174.9)	14%
Total vehicles	(2,693.4)	(2,860.7)	6%	(5,318.3)	(5,580.7)	5%
Parts, service and collision repair	(220.5)	(223.3)	1%	(443.4)	(440.9)	(1)%
Total cost of sales	(2,913.9)	(3,084.0)	6%	(5,761.7)	(6,021.6)	4%
Gross profit	539.1	568.9	(5)%	1,075.3	1,122.5	(4)%
Selling, general and administrative expenses	(393.0)	(391.9)	—%	(785.3)	(804.7)	2%
Impairment charges	(1.4)	(62.6)	NM	(2.4)	(62.6)	NM
Depreciation and amortization	(37.0)	(36.1)	(2)%	(73.2)	(70.5)	(4)%
Operating income (loss)	107.7	78.3	38%	214.4	184.7	16%
Other income (expense):
Interest expense, floor plan	(22.2)	(17.0)	(31)%	(42.5)	(31.5)	(35)%
Interest expense, other, net	(29.3)	(28.9)	(1)%	(58.3)	(57.3)	(2)%
Other income (expense), net	(0.5)	0.1	NM	(0.4)	0.2	NM
Total other income (expense)	(52.0)	(45.8)	(14)%	(101.2)	(88.6)	(14)%
Income (loss) before taxes	55.7	32.5	71%	113.2	96.1	18%
Provision for income taxes - benefit (expense)	(14.5)	(9.1)	(59)%	(30.0)	(25.0)	(20)%
Net income (loss)	$41.2	$23.4	76%	$83.2	$71.1	17%

Basic earnings (loss) per common share	$1.21	$0.66	83%	$2.45	$2.00	23%
Basic weighted-average common shares outstanding	34.0	35.3	4%	34.0	35.6	4%

Diluted earnings (loss) per common share	$1.18	$0.65	82%	$2.39	$1.95	23%
Diluted weighted-average common shares outstanding	34.9	36.0	3%	34.8	36.5	5%

Dividends declared per common share	$0.30	$0.29	3%	$0.60	$0.57	5%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,530.9	$1,583.3	(3)%	$2,970.8	$3,004.3	(1)%
Fleet new vehicles	26.2	28.3	(7)%	45.8	47.1	(3)%
Total new vehicles	1,557.1	1,611.6	(3)%	3,016.6	3,051.4	(1)%
Used vehicles	732.1	774.5	(5)%	1,461.4	1,542.0	(5)%
Wholesale vehicles	48.4	55.6	(13)%	96.9	114.0	(15)%
Total vehicles	2,337.6	2,441.7	(4)%	4,574.9	4,707.4	(3)%
Parts, service and collision repair	434.4	433.4	—%	874.3	857.2	2%
Finance, insurance and other, net	124.2	132.2	(6)%	243.8	249.4	(2)%
Total revenues	2,896.2	3,007.3	(4)%	5,693.0	5,814.0	(2)%
Gross Profit:
Retail new vehicles	94.9	136.9	(31)%	189.0	270.9	(30)%
Fleet new vehicles	1.0	1.3	(23)%	1.7	2.1	(19)%
Total new vehicles	95.9	138.2	(31)%	190.7	273.0	(30)%
Used vehicles	38.7	44.5	(13)%	79.6	85.3	(7)%
Wholesale vehicles	(0.5)	(1.0)	50%	(0.7)	1.0	(170)%
Total vehicles	134.1	181.7	(26)%	269.6	359.3	(25)%
Parts, service and collision repair	219.0	215.4	2%	439.7	425.0	3%
Finance, insurance and other, net	124.2	132.2	(6)%	243.8	249.4	(2)%
Total gross profit	477.3	529.3	(10)%	953.1	1,033.7	(8)%
Selling, general and administrative expenses	(347.9)	(316.1)	(10)%	(686.4)	(647.3)	(6)%
Impairment charges	—	—	NM	(1.0)	—	NM
Depreciation and amortization	(30.4)	(27.9)	(9)%	(60.2)	(54.5)	(10)%
Operating income (loss)	99.0	185.3	(47)%	205.5	331.9	(38)%
Other income (expense):
Interest expense, floor plan	(18.0)	(11.9)	(51)%	(34.0)	(21.8)	(56)%
Interest expense, other, net	(27.8)	(27.5)	(1)%	(55.6)	(54.4)	(2)%
Other income (expense), net	(0.5)	—	NM	(0.5)	0.1	NM
Total other income (expense)	(46.3)	(39.4)	(18)%	(90.1)	(76.1)	(18)%
Income (loss) before taxes	52.7	145.9	(64)%	115.4	255.8	(55)%
Add: Impairment charges	—	—	NM	1.0	—	NM
Segment income (loss)	$52.7	$145.9	(64)%	$116.4	$255.8	(54)%

Unit Sales Volume:
Retail new vehicles	26,512	27,358	(3)%	51,809	51,897	—%
Fleet new vehicles	514	590	(13)%	893	1,031	(13)%
Total new vehicles	27,026	27,948	(3)%	52,702	52,928	—%
Used vehicles	25,668	25,197	2%	51,334	50,304	2%
Wholesale vehicles	5,248	5,516	(5)%	10,353	10,999	(6)%
Retail new & used vehicles	52,180	52,555	(1)%	103,143	102,201	1%
Used-to-New Ratio	0.97	0.92	5%	0.99	0.97	2%

Gross Profit Per Unit:
Retail new vehicles	$3,579	$5,003	(28)%	$3,649	$5,221	(30)%
Fleet new vehicles	$1,885	$2,099	(10)%	$1,809	$2,065	(12)%
New vehicles	$3,547	$4,942	(28)%	$3,618	$5,159	(30)%
Used vehicles	$1,508	$1,765	(15)%	$1,550	$1,695	(9)%
Finance, insurance and other, net	$2,380	$2,516	(5)%	$2,364	$2,440	(3)%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,530.6	$1,566.5	(2)%	$2,964.6	$2,964.3	—%
Fleet new vehicles	26.2	28.4	(8)%	45.8	47.2	(3)%
Total new vehicles	1,556.8	1,594.9	(2)%	3,010.4	3,011.5	—%
Used vehicles	731.9	766.2	(4)%	1,457.0	1,519.8	(4)%
Wholesale vehicles	48.3	54.7	(12)%	96.5	112.1	(14)%
Total vehicles	2,337.0	2,415.8	(3)%	4,563.9	4,643.4	(2)%
Parts, service and collision repair	434.3	430.0	1%	872.6	847.5	3%
Finance, insurance and other, net	124.2	130.9	(5)%	243.4	246.2	(1)%
Total revenues	2,895.5	2,976.7	(3)%	5,679.9	5,737.1	(1)%
Gross Profit:
Retail new vehicles	95.1	135.7	(30)%	188.8	267.8	(29)%
Fleet new vehicles	1.0	1.2	(17)%	1.6	2.1	(24)%
Total new vehicles	96.1	136.9	(30)%	190.4	269.9	(29)%
Used vehicles	39.1	44.3	(12)%	79.6	84.3	(6)%
Wholesale vehicles	(0.5)	(0.5)	—%	(0.6)	1.4	(143)%
Total vehicles	134.7	180.7	(25)%	269.4	355.6	(24)%
Parts, service and collision repair	218.8	213.5	2%	438.2	419.6	4%
Finance, insurance and other, net	124.2	130.9	(5)%	243.4	246.2	(1)%
Total gross profit	$477.7	$525.1	(9)%	$951.0	$1,021.4	(7)%

Unit Sales Volume:
Retail new vehicles	26,505	26,953	(2)%	51,688	50,975	1%
Fleet new vehicles	514	590	(13)%	893	1,031	(13)%
Total new vehicles	27,019	27,543	(2)%	52,581	52,006	1%
Used vehicles	25,660	24,873	3%	51,169	49,454	3%
Wholesale vehicles	5,243	5,430	(3)%	10,317	10,812	(5)%
Retail new & used vehicles	52,165	51,826	1%	102,857	100,429	2%
Used-to-New Ratio	0.97	0.90	8%	0.99	0.95	4%

Gross Profit Per Unit:
Retail new vehicles	$3,590	$5,033	(29)%	$3,653	$5,254	(30)%
Fleet new vehicles	$1,885	$2,099	(10)%	$1,809	$2,065	(12)%
New vehicles	$3,557	$4,970	(28)%	$3,622	$5,191	(30)%
Used vehicles	$1,524	$1,779	(14)%	$1,555	$1,705	(9)%
Finance, insurance and other, net	$2,380	$2,526	(6)%	$2,366	$2,451	(3)%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$—	$—	—%	$—	$1.0	(100)%
Used vehicles	448.9	524.0	(14)%	931.7	1,096.5	(15)%
Wholesale vehicles	21.9	35.5	(38)%	50.7	62.5	(19)%
Total vehicles	470.8	559.5	(16)%	982.4	1,160.0	(15)%
Finance, insurance and other, net	46.5	41.1	13%	94.3	91.1	4%
Total revenues	517.3	600.6	(14)%	1,076.7	1,251.1	(14)%
Gross Profit:
Retail new vehicles	—	—	—%	—	0.1	(100)%
Used vehicles	4.7	(14.3)	133%	10.0	(26.2)	138%
Wholesale vehicles	(0.1)	—	(100)%	(0.6)	1.2	(150)%
Total vehicles	4.6	(14.3)	132%	9.4	(24.9)	138%
Finance, insurance and other, net	46.5	41.1	13%	94.3	91.1	4%
Total gross profit	51.1	26.8	91%	103.7	66.2	57%
Selling, general and administrative expenses	(37.2)	(66.6)	44%	(82.8)	(140.4)	41%
Impairment charges	(1.4)	(62.6)	NM	(1.4)	(62.6)	NM
Depreciation and amortization	(5.6)	(7.4)	24%	(11.1)	(14.4)	23%
Operating income (loss)	6.9	(109.8)	106%	8.4	(151.2)	106%
Other income (expense):
Interest expense, floor plan	(3.8)	(4.8)	21%	(7.6)	(9.3)	18%
Interest expense, other, net	(0.7)	(0.9)	22%	(1.3)	(1.8)	28%
Other income (expense), net	0.1	0.1	NM	—	—	NM
Total other income (expense)	4.4	(5.6)	179%	8.9	(11.1)	180%
Income (loss) before taxes	2.5	(115.4)	102%	(0.5)	(162.3)	100%
Add: Impairment charges	1.4	62.6	NM	1.4	62.6	NM
Segment income (loss)	$3.9	$(52.8)	107%	$0.9	$(99.7)	101%

Unit Sales Volume:
Retail new vehicles	—	—	—%	—	11	(100)%
Used vehicles	16,641	17,084	(3)%	34,622	37,064	(7)%
Wholesale vehicles	2,593	3,235	(20)%	5,587	6,151	(9)%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,078	$1,569	96%	$3,014	$1,750	72%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$448.9	$410.0	9%	$922.1	$843.7	9%
Wholesale vehicles	21.9	26.3	(17)%	47.4	44.2	7%
Total vehicles	470.8	436.3	8%	969.5	887.9	9%
Finance, insurance and other, net	47.3	32.6	45%	94.8	70.9	34%
Total revenues	518.1	468.9	10%	1,064.3	958.8	11%
Gross Profit:
Used vehicles	4.8	(4.3)	212%	10.4	(14.1)	174%
Wholesale vehicles	(0.2)	0.4	(150)%	—	1.6	(100)%
Total vehicles	4.6	(3.9)	218%	10.4	(12.5)	183%
Finance, insurance and other, net	47.3	32.6	45%	94.8	70.9	34%
Total gross profit	$51.9	$28.7	81%	$105.2	$58.4	80%

Unit Sales Volume:
Used vehicles	16,641	13,529	23%	34,259	29,080	18%
Wholesale vehicles	2,593	2,402	8%	5,378	4,521	19%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,127	$2,091	50%	$3,071	$1,953	57%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$21.7	$24.9	(13)%	$37.5	$45.7	(18)%
Used vehicles	5.3	7.4	(28)%	8.7	12.3	(29)%
Wholesale vehicles	0.9	0.4	125%	1.1	0.5	120%
Total vehicles	27.9	32.7	(15)%	47.3	58.5	(19)%
Parts, service and collision repair	9.7	10.3	(6)%	16.5	17.0	(3)%
Finance, insurance and other, net	2.0	2.0	—%	3.5	3.5	—%
Total revenues	39.6	45.0	(12)%	67.3	79.0	(15)%
Gross Profit:
Retail new vehicles	2.9	4.5	(36)%	5.2	8.5	(39)%
Used vehicles	1.3	1.3	—%	2.2	2.4	(8)%
Wholesale vehicles	(0.1)	—	(100)%	(0.1)	(0.1)	—%
Total vehicles	4.1	5.8	(29)%	7.3	10.8	(32)%
Parts, service and collision repair	4.6	5.0	(8)%	7.7	8.3	(7)%
Finance, insurance and other, net	2.0	2.0	—%	3.5	3.5	—%
Total gross profit	10.7	12.8	(16)%	18.5	22.6	(18)%
Selling, general and administrative expenses	(7.9)	(9.2)	14%	(16.0)	(17.0)	6%
Depreciation and amortization	(1.0)	(0.8)	(25)%	(2.0)	(1.6)	(25)%
Operating income (loss)	1.8	2.8	(36)%	0.5	4.0	(88)%
Other income (expense):
Interest expense, floor plan	(0.5)	(0.3)	(67)%	(1.0)	(0.4)	(150)%
Interest expense, other, net	(0.8)	(0.5)	(60)%	(1.3)	(1.1)	(18)%
Other income (expense), net	—	—	NM	0.1	0.1	NM
Total other income (expense)	(1.3)	(0.8)	(63)%	(2.2)	(1.4)	(57)%
Income (loss) before taxes	0.5	2.0	(75)%	(1.7)	2.6	(165)%
Add: Impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$0.5	$2.0	(75)%	$(1.7)	$2.6	(165)%

Unit Sales Volume:
Retail new vehicles	1,193	1,396	(15)%	2,038	2,503	(19)%
Used vehicles	522	691	(24)%	931	1,135	(18)%
Wholesale vehicles	18	50	(64)%	31	57	(46)%

Gross Profit Per Unit:
Retail new vehicles	$2,466	$3,235	(24)%	$2,553	$3,385	(25)%
Used vehicles	$2,423	$1,942	25%	$2,318	$2,093	11%
Finance, insurance and other, net	$1,153	$952	21%	$1,172	$964	22%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$21.7	$24.9	(13)%	$37.0	$45.5	(19)%
Used vehicles	5.3	7.4	(28)%	8.0	11.8	(32)%
Wholesale vehicles	0.9	0.4	125%	1.2	0.5	140%
Total vehicles	27.9	32.7	(15)%	46.2	57.8	(20)%
Parts, service and collision repair	9.7	10.3	(6)%	15.8	16.7	(5)%
Finance, insurance and other, net	2.0	2.0	—%	3.4	3.5	(3)%
Total revenues	39.6	45.0	(12)%	65.4	78.0	(16)%
Gross Profit:
Retail new vehicles	2.9	4.5	(36)%	5.1	8.4	(39)%
Used vehicles	1.3	1.3	—%	2.0	2.3	(13)%
Wholesale vehicles	(0.1)	—	(100)%	(0.1)	(0.1)	—%
Total vehicles	4.1	5.8	(29)%	7.0	10.6	(34)%
Parts, service and collision repair	4.6	5.0	(8)%	7.4	8.2	(10)%
Finance, insurance and other, net	2.0	2.0	—%	3.4	3.5	(3)%
Total gross profit	$10.7	$12.8	(16)%	$17.8	$22.3	(20)%

Unit Sales Volume:
Retail new vehicles	1,193	1,396	(15)%	2,021	2,496	(19)%
Used vehicles	522	691	(24)%	858	1,092	(21)%
Wholesale vehicles	18	50	(64)%	28	56	(50)%
Retail new & used vehicles	1,715	2,087	(18)%	2,879	3,588	(20)%
Used-to-New Ratio	0.44	0.49	(10)%	0.42	0.44	(5)%

Gross Profit Per Unit:
Retail new vehicles	$2,466	$3,235	(24)%	$2,502	$3,373	(26)%
Used vehicles	$2,423	$1,942	25%	$2,336	$2,064	13%
Finance, insurance and other, net	$1,153	$952	21%	$1,182	$964	23%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$250.9	$261.0	$10.1	4%
Advertising	21.6	22.8	1.2	5%
Rent	7.7	11.5	3.8	33%
Other	112.8	96.6	(16.2)	(17)%
Total SG&A expenses	$393.0	$391.9	$(1.1)	—%
Adjustments:
Acquisition and disposition-related gain (loss)	$0.6	$20.7
Excess compensation related to CDK outage	(9.6)	—
Hail and storm damage charges	(3.6)	(1.9)
Gain (loss) on exit of leased dealerships	3.0	(0.4)
Severance and long-term compensation charges	(0.7)	(2.2)
Total SG&A adjustments	$(10.3)	$16.2
Adjusted:
Total adjusted SG&A expenses	$382.7	$408.1	$25.4	6%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.5%	45.9%	(60)	bps
Advertising	4.0%	4.0%	—	bps
Rent	1.4%	2.0%	60	bps
Other	21.0%	17.0%	(400)	bps
Total SG&A expenses as a % of gross profit	72.9%	68.9%	(400)	bps

Adjustments:
Acquisition and disposition-related gain (loss)	0.1%	2.0%
Excess compensation related to CDK outage	(2.1)%	—%
Hail and storm damage charges	(0.7)%	(0.2)%
Gain (loss) on exit of leased dealerships	0.6%	—%
Severance and long-term compensation charges	(0.1)%	(0.2)%
Total effect of adjustments	(2.2)%	1.6%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.7%	70.5%	(20)	bps

Reported:
Total gross profit	$539.1	$568.9	$(29.8)	(5)%
Adjustments:
Excess compensation related to CDK outage	$2.0	$—
Used vehicle inventory valuation adjustment	—	10.0
Total adjustments	$2.0	$10.0
Adjusted:
Total adjusted gross profit	$541.1	$578.9	$(37.8)	(7)%

Non-GAAP Reconciliation - Consolidated - SG&A Expenses (Continued)

	Six Months Ended June 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$498.1	$519.7	$21.6	4%
Advertising	43.9	48.9	5.0	10%
Rent	17.1	22.8	5.7	25%
Other	226.2	213.3	(12.9)	(6)%
Total SG&A expenses	$785.3	$804.7	$19.4	2%
Adjustments:
Acquisition and disposition-related gain (loss)	$0.6	$20.7
Closed store accrued expenses	(2.1)	—
Excess compensation related to CDK outage	(9.6)	—
Hail and storm damage charges	(3.6)	(1.9)
Gain (loss) on exit of leased dealerships	3.0	(0.4)
Severance and long-term compensation charges	(5.0)	(4.2)
Total SG&A adjustments	$(16.7)	$14.2
Adjusted:
Total adjusted SG&A expenses	$768.6	$818.9	$50.3	6%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.3%	46.3%	—	bps
Advertising	4.1%	4.4%	30	bps
Rent	1.6%	2.0%	40	bps
Other	21.0%	19.0%	(200)	bps
Total SG&A expenses as a % of gross profit	73.0%	71.7%	(130)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.1%	0.9%
Closed store accrued expenses	(0.2)%	—%
Excess compensation related to CDK outage	(1.0)%	—%
Hail and storm damage charges	(0.4)%	(0.1)%
Gain (loss) on exit of leased dealerships	0.3%	—%
Severance and long-term compensation charges	(0.5)%	(0.2)%
Total effect of adjustments	(1.7)%	0.6%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.3%	72.3%	80	bps

Reported:
Total gross profit	$1,075.3	$1,122.5	$(47.2)	(4)%
Adjustments:
Excess compensation related to CDK outage	$2.0	$—
Used vehicle inventory valuation adjustment	—	10.0
Total adjustments	$2.0	$10.0
Adjusted:
Total adjusted gross profit	$1,077.3	$1,132.5	$(55.2)	(5)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$221.9	$219.0	$(2.9)	(1)%
Advertising	14.3	8.7	(5.6)	(64)%
Rent	10.3	9.4	(0.9)	(10)%
Other	101.4	79.0	(22.4)	(28)%
Total SG&A expenses	$347.9	$316.1	$(31.8)	(10)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$20.9
Excess compensation related to CDK outage	(9.2)	—
Hail and storm damage charges	(3.6)	(1.9)
Total SG&A adjustments	$(12.8)	$19.0
Adjusted:
Total adjusted SG&A expenses	$335.1	$335.1	$—	—%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.5%	41.4%	(510)	bps
Advertising	3.0%	1.6%	(140)	bps
Rent	2.2%	1.8%	(40)	bps
Other	21.2%	14.9%	(630)	bps
Total SG&A expenses as a % of gross profit	72.9%	59.7%	(1,320)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	4.0%
Excess compensation related to CDK outage	(2.2)%	—%
Hail and storm damage charges	(0.8)%	(0.4)%
Total effect of adjustments	(3.0)%	3.6%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	69.9%	63.3%	(660)	bps

Reported:
Total gross profit	$477.3	$529.3	$(52.0)	(10)%
Adjustments:
Excess compensation related to CDK outage	$2.0	$—
Total adjustments	$2.0	$—
Adjusted:
Total adjusted gross profit	$479.3	$529.3	$(50.0)	(9)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses (Continued)

	Six Months Ended June 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$438.3	$432.8	$(5.5)	(1)%
Advertising	29.6	18.6	(11.0)	(59)%
Rent	20.4	19.5	(0.9)	(5)%
Other	198.1	176.4	(21.7)	(12)%
Total SG&A expenses	$686.4	$647.3	$(39.1)	(6)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$20.9
Excess compensation related to CDK outage	(9.2)	—
Hail and storm damage charges	(3.6)	(1.9)
Severance and long-term compensation charges	(2.2)	—
Total SG&A adjustments	$(15.0)	$19.0
Adjusted:
Total adjusted SG&A expenses	$671.4	$666.3	$(5.1)	(1)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.0%	41.9%	(410)	bps
Advertising	3.1%	1.8%	(130)	bps
Rent	2.1%	1.9%	(20)	bps
Other	20.8%	17.0%	(380)	bps
Total SG&A expenses as a % of gross profit	72.0%	62.6%	(940)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	2.1%
Excess compensation related to CDK outage	(1.1)%	—%
Hail and storm damage charges	(0.4)%	(0.2)%
Severance and long-term compensation charges	(0.2)%	—%
Total effect of adjustments	(1.7)%	1.9%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.3%	64.5%	(580)	bps

Reported:
Total gross profit	$953.1	$1,033.7	$(80.6)	(8)%
Adjustments:
Excess compensation related to CDK outage	$2.0	$—
Total adjustments	$2.0	$—
Adjusted:
Total adjusted gross profit	$955.1	$1,033.7	$(78.6)	(8)%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$23.3	$35.4	$12.1	34%
Advertising	7.0	13.7	6.7	49%
Rent	(2.7)	2.1	4.8	229%
Other	9.6	15.4	5.8	38%
Total SG&A expenses	$37.2	$66.6	$29.4	44%
Adjustments:
Acquisition and disposition-related gain (loss)	$0.6	$(0.2)
Excess compensation related to CDK outage	(0.4)	—
Gain (loss) on exit of leased dealerships	3.0	(0.4)
Severance and long-term compensation charges	(0.7)	(2.2)
Total SG&A adjustments	$2.5	$(2.8)
Adjusted:
Total adjusted SG&A expenses	$39.7	$63.8	$24.1	38%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.6%	132.2%	8,660	bps
Advertising	13.6%	51.2%	3,760	bps
Rent	(5.2)%	8.0%	1,320	bps
Other	18.9%	57.1%	3,820	bps
Total SG&A expenses as a % of gross profit	72.9%	248.5%	17,560	bps
Adjustments:
Acquisition and disposition-related gain (loss)	1.2%	(5.4)%
Excess compensation related to CDK outage	(0.8)%	—%
Gain (loss) on exit of leased dealerships	5.7%	(10.7)%
Severance and long-term compensation charges	(1.3)%	(58.9)%
Total effect of adjustments	4.8%	(75.0)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	77.7%	173.5%	9,580	bps

Reported:
Total gross profit	$51.1	$26.8	$24.3	91%
Adjustments:
Used vehicle inventory valuation adjustment	$—	$10.0
Total adjustments	$—	$10.0
Adjusted:
Total adjusted gross profit	$51.1	$36.8	$14.3	39%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses (Continued)

	Six Months Ended June 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$48.5	$75.1	$26.6	35%
Advertising	13.6	29.5	15.9	54%
Rent	(3.4)	3.2	6.6	206%
Other	24.1	32.6	8.5	26%
Total SG&A expenses	$82.8	$140.4	$57.6	41%
Adjustments:
Acquisition and disposition-related gain (loss)	$0.6	$(0.2)
Closed store accrued expenses	(2.1)	—
Excess compensation related to CDK outage	(0.4)	—
Gain (loss) on exit of leased dealerships	3.0	(0.4)
Severance and long-term compensation charges	(2.8)	(4.2)
Total SG&A adjustments	$(1.7)	$(4.8)
Adjusted:
Total adjusted SG&A expenses	$81.1	$135.6	$54.5	40%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.7%	113.4%	6,670	bps
Advertising	13.1%	44.5%	3,140	bps
Rent	(3.3)%	4.9%	820	bps
Other	23.4%	49.2%	2,580	bps
Total SG&A expenses as a % of gross profit	79.9%	212.0%	13,210	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.6%	(1.4)%
Closed store accrued expenses	(2.1)%	—%
Excess compensation related to CDK outage	(0.4)%	—%
Gain (loss) on exit of leased dealerships	3.0%	(2.8)%
Severance and long-term compensation charges	(2.8)%	(29.9)%
Total effect of adjustments	(1.7)%	(34.1)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	78.2%	177.9%	9,970	bps

Reported:
Total gross profit	$103.7	$66.2	$37.5	57%
Adjustments:
Used vehicle inventory valuation adjustment	$—	$10.0
Total adjustments	$—	$10.0
Adjusted:
Total adjusted gross profit	$103.7	$76.2	$27.5	36%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$5.7	$6.6	$0.9	14%
Advertising	0.4	0.4	—	—%
Rent	0.1	—	(0.1)	—%
Other	1.7	2.2	0.5	23%
Total SG&A expenses	$7.9	$9.2	$1.3	14%

Reported:
SG&A expenses as a % of gross profit:
Compensation	53.2%	51.3%	(190)	bps
Advertising	3.8%	2.9%	(90)	bps
Rent	0.9%	0.2%	(70)	bps
Other	15.8%	17.2%	140	bps
Total SG&A expenses as a % of gross profit	73.7%	71.6%	(210)	bps

Reported:
Total gross profit	$10.7	$12.8	$(2.1)	(16)%

	Six Months Ended June 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$11.4	$11.8	$0.4	3%
Advertising	0.8	0.8	—	—%
Rent	0.1	0.1	—	—%
Other	3.7	4.3	0.6	14%
Total SG&A expenses	$16.0	$17.0	$1.0	6%

Reported:
SG&A expenses as a % of gross profit:
Compensation	61.4%	52.4%	(900)	bps
Advertising	4.3%	3.5%	(80)	bps
Rent	0.7%	0.3%	(40)	bps
Other	20.3%	19.0%	(130)	bps
Total SG&A expenses as a % of gross profit	86.7%	75.2%	(1,150)	bps

Reported:
Total gross profit	$18.5	$22.6	$(4.1)	(18)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$52.7	$145.9	(64)%	$115.4	$255.8	(55)%
Add: Impairment charges	—	—		1.0	—
Segment income (loss)	$52.7	$145.9	(64)%	$116.4	$255.8	(54)%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$(20.9)		$—	$(20.9)
Excess compensation related to CDK outage	11.2	—		11.2	—
Hail and storm damage charges	3.6	1.9		3.6	1.9
Severance and long-term compensation charges	—	—		2.2	—
Total pre-tax adjustments	$14.8	$(19.0)		$17.0	$(19.0)

Adjusted:
Segment income (loss)	$67.5	$126.9	(47)%	$133.4	$236.8	(44)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$2.5	$(115.4)	102%	$(0.5)	$(162.3)	100%
Add: Impairment charges	1.4	62.6		1.4	62.6
Segment income (loss)	$3.9	$(52.8)	107%	$0.9	$(99.7)	101%

Adjustments:
Acquisition and disposition-related (gain) loss	$(0.6)	$0.2		$(0.6)	$0.2
Closed store accrued expenses	—	—		2.1	—
Excess compensation related to CDK outage	0.4	—		0.4	—
Loss (gain) on exit of leased dealerships	(3.0)	0.4		(3.0)	0.4
Severance and long-term compensation charges	0.7	2.2		2.8	4.2
Used vehicle inventory valuation adjustment	—	10.0		—	10.0
Total pre-tax adjustments	$(2.5)	$12.8		$1.7	$14.8

Adjusted:
Segment income (loss)	$1.4	$(40.0)	104%	$2.6	$(84.9)	103%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$0.5	$2.0	(75)%	$(1.7)	$2.6	(165)%
Add: Impairment charges	—	—		—	—
Segment income (loss)	$0.5	$2.0	(75)%	$(1.7)	$2.6	(165)%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.9	$41.2	$1.18	36.0	$23.4	$0.65
Adjustments:
Acquisition and disposition-related gain (loss)		$(0.6)			$(20.7)
Excess compensation related to CDK outage		11.6			—
Hail and storm damage charges		3.6			1.9
Impairment charges		1.4			62.6
Loss (gain) on exit of leased dealerships		(3.0)			0.4
Severance and long-term compensation charges		0.7			2.2
Used vehicle inventory valuation adjustment		—			10.0
Total pre-tax adjustments		$13.7			$56.4
Tax effect of above items		(3.6)			(13.8)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.9	$51.3	$1.47	36.0	$66.0	$1.83

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.8	$83.2	$2.39	36.5	$71.1	$1.95
Adjustments:
Acquisition and disposition-related gain (loss)		$(0.6)			$(20.7)
Closed store accrued expenses		2.1			—
Excess compensation related to CDK outage		11.6			—
Hail and storm damage charges		3.6			1.9
Impairment charges		2.4			62.6
Loss (gain) on exit of leased dealerships		(3.0)			0.4
Severance and long-term compensation charges		5.0			4.2
Used vehicle inventory valuation adjustment		—			10.0
Total pre-tax adjustments		$21.1			$58.4
Tax effect of above items		(5.6)			(14.3)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.8	$98.7	$2.84	36.5	$115.2	$3.16

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended June 30, 2024				Three Months Ended June 30, 2023
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$41.2				$23.4
Provision for income taxes				14.5				9.1
Income (loss) before taxes	$52.7	$2.5	$0.5	$55.7	$145.9	$(115.4)	$2.0	$32.5
Non-floor plan interest (1)	26.5	0.7	0.8	28.0	25.8	0.8	0.6	27.2
Depreciation and amortization (2)	31.6	5.4	1.0	38.0	29.5	7.4	0.8	37.7
Stock-based compensation expense	5.9	—	—	5.9	5.6	—	—	5.6
Loss (gain) on exit of leased dealerships	—	(3.0)	—	(3.0)	—	0.4	—	0.4
Impairment charges	—	1.4	—	1.4	—	62.6	—	62.6
Loss on debt extinguishment	0.6	—	—	0.6	—	—	—	—
Severance and long-term compensation charges	—	0.8	—	0.8	—	2.2	—	2.2
Excess compensation related to CDK outage	11.2	0.4	—	11.6	—	—	—	—
Acquisition and disposition related (gain) loss	(0.3)	(1.0)	—	(1.3)	(20.9)	0.2	—	(20.7)
Hail and storm damage charges	3.6	—	—	3.6	1.9	—	—	1.9
Used vehicle inventory valuation adjustment	—	—	—	—	—	10.0	—	10.0
Adjusted EBITDA	$131.8	$7.2	$2.3	$141.3	$187.8	$(31.8)	$3.4	$159.4

	Six Months Ended June 30, 2024				Six Months Ended June 30, 2023
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$83.2				$71.1
Provision for income taxes				30.0				25.0
Income (loss) before taxes	$115.4	$(0.5)	$(1.7)	$113.2	$255.8	$(162.3)	$2.6	$96.1
Non-floor plan interest (1)	52.8	1.3	1.3	55.4	51.2	1.7	1.2	54.1
Depreciation & amortization (2)	63.1	10.8	2.0	75.9	57.7	14.4	1.5	73.6
Stock-based compensation expense	10.3	—	—	10.3	10.6	—	—	10.6
Loss (gain) on exit of leased dealerships	—	(3.0)	—	(3.0)	—	0.4	—	0.4
Impairment charges	1.0	1.4	—	2.4	—	62.6	—	62.6
Loss on debt extinguishment	0.6	—	—	0.6	—	—	—	—
Severance and long-term compensation charges	2.2	2.9	—	5.1	—	4.2	—	4.2
Excess compensation related to CDK outage	11.2	0.4	—	11.6	—	—	—	—
Acquisition and disposition related (gain) loss	(0.3)	(1.0)	—	(1.3)	(20.9)	0.2	—	(20.7)
Hail and storm damage charges	3.6	—	—	3.6	1.9	—	—	1.9
Used vehicle inventory valuation adjustment	—	—	—	—	—	10.0	—	10.0
Closed store accrued expenses	$—	$2.1	$—	$2.1	$—	$—	$—	$—
Adjusted EBITDA	$259.9	$14.4	$1.6	$275.9	$356.3	$(68.8)	$5.3	$292.8

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.

Non-GAAP Reconciliation - EchoPark Segment Operations and Closed Stores

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023			Better / (Worse) % Change
	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment
	(In millions, except unit and per unit data)

Total revenues	$518.1	$(0.8)	$517.3	$468.9	$131.7	$600.6	10%	(101)%	(14)%
Total gross profit	$51.9	$(0.8)	$51.1	$18.8	$8.0	$26.8	176%	(110)%	91%

Income (loss) before taxes	$2.7	$(0.2)	$2.5	$(32.0)	$(83.4)	$(115.4)	108%	100%	102%
Non-floor plan interest (1)	0.9	(0.2)	0.7	0.4	0.4	0.8	NM	NM	NM
Depreciation and amortization (2)	5.4	—	5.4	5.5	1.9	7.4	NM	NM	NM
Acquisition and disposition-related (gain) loss	—	(1.0)	(1.0)	—	0.2	0.2	NM	NM	NM
Impairment charges	—	1.4	1.4	—	62.6	62.6	NM	NM	NM
Loss (gain) on exit of leased dealerships	—	(3.0)	(3.0)	—	0.4	0.4	NM	NM	NM
Severance and long-term compensation charges	—	0.8	0.8	—	2.2	2.2	NM	NM	NM
Excess compensation related to CDK outage		0.4	0.4	—	—	—	NM	NM	NM
Used vehicle inventory valuation adjustment	—	—	—	7.7	2.3	10.0	NM	NM	NM
Adjusted EBITDA	$9.0	$(1.8)	$7.2	$(18.4)	$(13.4)	$(31.8)	149%	87%	123%

Used vehicle unit sales volume	16,641	—	16,641	13,529	3,555	17,084	23%	(100)%	(3)%
Total used vehicle and F&I gross profit per unit	$3,127	$—	$3,078	$2,091	$2,387	$1,569	50%	(100)%	96%
NM = Not Meaningful

Non-GAAP Reconciliation - EchoPark Segment Operations and Closed Stores (Continued)

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023			Better / (Worse) % Change
	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment
	(In millions, except unit and per unit data)

Total revenues	$1,064.3	$12.4	$1,076.7	$958.8	$292.3	$1,251.1	11%	(96)%	(14)%
Total gross profit	$105.0	$(1.3)	$103.7	$47.9	$18.3	$66.2	119%	(107)%	57%

Income (loss) before taxes	$6.0	$(6.5)	$(0.5)	$(60.1)	$(102.2)	$(162.3)	110%	94%	100%
Non-floor plan interest (1)	1.1	0.2	1.3	1.0	0.7	1.7	NM	NM	NM
Depreciation and amortization (2)	10.8	—	10.8	10.8	3.6	14.4	NM	NM	NM
Acquisition and disposition-related (gain) loss	—	(1.0)	(1.0)	—	0.2	0.2	NM	NM	NM
Closed store accrued expenses	—	2.1	2.1	—	—	—	NM	NM	NM
Impairment charges	—	1.4	1.4	—	62.6	62.6	NM	NM	NM
Loss (gain) on exit of leased dealerships	—	(3.0)	(3.0)	—	0.4	0.4	NM	NM	NM
Severance and long-term compensation charges	—	2.9	2.9	—	4.2	4.2	NM	NM	NM
Excess compensation related to CDK outage	0.4	—	0.4	—	—	—	NM	NM	NM
Used vehicle inventory valuation adjustment	—	—	—	7.7	2.3	10.0	NM	NM	NM
Adjusted EBITDA	$18.3	$(3.9)	$14.4	$(40.6)	$(28.2)	$(68.8)	145%	86%	121%

Used vehicle unit sales volume	34,259	363	34,622	29,080	7,984	37,064	18%	(95)%	(7)%
Total used vehicle and F&I gross profit per unit	$3,071	$(1,954)	$3,014	$1,953	$2,333	$1,750	57%	(184)%	72%
NM = Not Meaningful
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.